UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

VERSUS SYSTEMS INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-39885	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1558 West Hastings Street Vancouver BC V6G 3J4 Canada
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 639-4457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VS	The Nasdaq Capital Market
Unit A Warrants	VSSYW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification of Rights of Security Holders.

On December 28, 2023, Versus Systems Inc. (the “Company”) effected a reverse stock split of its issued common shares in the ratio of 1-to-16 (the “Reverse Stock Split”). The Reverse Stock Split was approved by the Company’s Board of Directors on December 11, 2023. Under the applicable laws of the Province of British Columbia and the Company’s Articles and Notice of Articles, shareholder approval of the Reverse Stock Split was not required.

Reason for the Reverse Stock Split

The Company’s common shares are presently quoted on the Nasdaq Capital Market under the symbol “VS”. The bid price of the Company’s common shares recently closed below the minimum $1.00 per share requirement and on January 23, 2023 and July 25, 2023 the Company received notifications of noncompliance from Nasdaq. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was afforded until January 22, 2024 to regain compliance with the bid price requirement, which requires that the Company’s common shares close at a price of at least $1.00 per share for a minimum of 10 consecutive trading days. The Reverse Stock Split was effected to enable the Company to expeditiously meet the minimum bid price requirement for continued listing on The Nasdaq Capital Market.

Effective Date; Symbol; CUSIP Number

The Reverse Stock Split became effective at the open of business on December 29, 2023 (the “Effective Date”), at which time the shares of the Company’s common shares began trading on a Reverse Stock Split-adjusted basis. As of the Effective Date, the new CUSIP Number for the Company’s common stock is 92535P873.

Split Adjustment

On the Effective Date, the total number of the Company’s common shares held by each shareholder was automatically converted into the number of whole common shares equal to the number of issued and outstanding common shares held by such shareholder immediately prior to the Reverse Stock Split, divided by 16. No fractional shares were issued, and no cash or other consideration was paid. Instead, the Company rounded all post-Reverse Stock Split common shares to the nearest whole number.

Capitalization

The Company is authorized to issue an unlimited number of common shares. As a result of the Reverse Stock Split, the number of shares of the Company’s common stock oustanding was reduced from 40,096,440 common shares outstanding to 2,506,015 common shares outstanding. The Reverse Stock Split did not have any effect on the stated par value of the common shares.

Each shareholder’s percentage ownership interest in the Company and proportional voting power remains unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that resulting from rounding fractional shares into whole shares. The rights and privileges of the holders of common shares are substantially unaffected by the Reverse Stock Split.

All options, warrants and convertible securities of the Company outstanding immediately prior to the Reverse Stock Split (to the extent they do not provide otherwise) were appropriately adjusted by dividing the number of common shares into which the options, warrants and convertible securities are exercisable or convertible by 16 and multiplying the exercise or conversion price thereof by 16, as a result of the Reverse Stock Split.

Non-Certificated Shares; Certificated Shares

Shareholders who hold their shares in electronic form at brokerage firms do not have to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Shareholders who hold paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting shareholder.

Computershare, Inc.

8742 Lucent Boulevard, Suite 300

Highlands Ranch, Colorado 80129

Tel: (303) 262-0705

Please contact Computershare, Inc. for further information, related costs, and procedures before sending any certificates.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 29, 2023, the Company held its annual general meeting of shareholders for its fiscal year ended December 31, 2023 (the “Annual Meeting”). Holders of 1,261,740 of the Company’s common shares were present in person or by proxy at the Annual Meeting, representing 50.98% of the total outstanding common shares. Under the Company’s Articles, a quorum of shareholders is present at a meeting if there are two shareholders, or one or more proxyholder(s) representing two shareholders, or one shareholder and a proxyholder representing another shareholder; therefore, a quorum was present at the Annual Meeting. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows. Other than proposal 1 and 3 below, broker non-votes for each of the other proposals are 3,595,210.

1.	A proposal to fix the number of directors of the Company at seven:

For	Against	Abstain	Non-Vote
1,206,840	54,900	0	0

2.	A proposal to elect the directors of the Company for the ensuing year:

Director’s Name	Votes For	Votes Withheld
Matthew Pierce	1,031,238	5,802
Keyvan Peymani	1,029,670	7,370
Juan Carlos Barrera	1,031,718	5,322
Michelle Gahagan	1,031,172	5,868
Luis Goldner	1,031,585	5,455
David Catzel	1,031,709	5,331
Shannon Pruitt	1,031,245	5,794

3.	A proposal to appoint RJI International CPAs, Chartered Accountants as the auditors of the Company until the next annual meeting of shareholders or until his or her office is earlier vacated:

For	Against	Abstain	Non-Vote
1,260,872	0	1,561	0

4.	A proposal to authorize the directors of the Company to determine the remuneration to be paid to RJI International CPAs, Chartered Accountants:

For	Against	Abstain
1,030,985	6,054	0

The forgoing numbers give effect to the Reverse Stock Split. Pursuant to the foregoing votes, (i) the proposal to fix the number of directors of the Company at seven was approved, (ii) Matthew Pierce, Keyvan Peymani, Juan Carlos Barrera, Michelle Gahagan, Luis Goldner, David Catzel and Shannon Pruitt were elected to serve as the Company’s board of directors to hold office until the next annual meeting or until his or her office is earlier vacated, (iii) RJI International CPAs, Chartered Accountants was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and (iv) the directors of the Company were authorized to set the remuneration of RJI International CPAs, Chartered Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSUS SYSTEMS INC.

Date: January 12, 2024	By:	/s/ Matthew Pierce
	Name:	Matthew Pierce
	Title:	Chief Executive Officer

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